UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2015

HARVEST NATURAL RESOURCES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-10762	77-0196707
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1177 Enclave Parkway, Suite 300

Houston, Texas 77077

(Address of principal executive offices) (Zip Code)

(281) 899-5700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01 Changes in Control of Registrant.

(b)

On September 9, 2015, the stockholders of Harvest Natural Resources, Inc. (the “Company”) approved each of the proposals considered at the Company’s 2015 annual meeting of stockholders, as discussed below in Item 5.07 of this Form 8-K. The information contained in Item 1.01 of the Company’s Form 8-K filed with the Securities and Exchange Commission on June 22, 2015 is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 9, 2015, the Company held its annual meeting of stockholders for the purpose of approving eight proposals, as set forth below and further described in the definitive proxy statement we filed with the SEC on August 7, 2015. All seven director nominees were elected and each of the other proposals was approved at the annual meeting of stockholders. The voting results are set forth below.

1.	Our stockholders approved an amendment to our certificate of incorporation to increase the number of authorized shares of our common stock from 80,000,000 to 150,000,000:

For	Against	Abstain	Broker Non-Votes
31,698,148	491,966	12,280	11,262,125

2.	Our stockholders approved the issuance of shares of our common stock upon conversion of the senior secured convertible note and exercise of the warrant issued to CT Energy Holding SRL (“CT Energy”) for purposes of Section 312.03 of the New York Stock Exchange (“NYSE”) Listed Company Manual:

For	Against	Abstain	Broker Non-Votes
23,308,486	372,373	15,438	11,262,125

3.	Our stockholders approved the issuance of shares of our common stock upon the exercise of CT Energy’s preemptive rights, at any time prior to June 19, 2020, to participate pro rata in any of our future financings for purposes of Section 312.03 of the NYSE Listed Company Manual:

For	Against	Abstain	Broker Non-Votes
23,313,639	370,220	12,438	11,262,125

4.	Our stockholders elected seven directors for terms that will expire on the date of the 2016 annual meeting of stockholders:

Director Nominee	For	Withheld	Broker Non-Votes
Stephen D. Chesebro’	22,921,190	9,281,204	11,262,125
Oswaldo Cisneros	31,426,071	776,323	11,262,125
Francisco D’Agostino	31,422,583	779,811	11,262,125
James A. Edmiston	23,721,816	8,480,578	11,262,125
Robert E. Irelan	22,941,278	9,261,116	11,262,125
Edgard Leal	31,465,985	736,409	11,262,125
Patrick M. Murray	22,935,943	9,266,451	11,262,125
Total Votes Cast	186,834,866	38,581,892	78,834,875

5.	Our stockholders ratified the appointment of BDO USA, LLP as our independent registered public accounting firm for 2015:

For	Against	Abstain	Broker Non-Votes
43,123,586	242,042	98,891	0

6.	Our stockholders approved, on an advisory basis, our executive compensation:

For	Against	Abstain	Broker Non-Votes
24,649,179	7,340,574	212,641	11,262,125

7.	Our stockholders approved an amendment to our 2010 Long-Term Incentive Plan to increase the number of shares of our common stock available for issuance and the number of shares that may be granted in the form of full value awards:

For	Against	Abstain	Broker Non-Votes
27,524,953	4,472,001	205,440	11,262,125

8.	Our stockholders approved an adjournment of the annual meeting, if necessary or appropriate, to solicit additional proxies in favor of the foregoing proposals:

For	Against	Abstain	Broker Non-Votes
38,963,729	4,036,354	464,436	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARVEST NATURAL RESOURCES, INC.

Dated: September 11, 2015	By:	/s/ Keith L. Head
Keith L. Head
Vice President and General Counsel